EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2021 RESULTS
Third Quarter Net Loss Attributable to Common Stockholders was $47.5 Million
Third Quarter Comparable Hotel EBITDA was $62.0 Million
Third Quarter Adjusted EBITDAre was $46.8 Million
Third Quarter AFFO Per Diluted Share was $0.11

DALLAS – October 26, 2021 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2021. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2021 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2021 with the third quarter ended September 30, 2020 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 166% to $97.99 during the quarter on a 32.9% increase in ADR and a 100.0% increase in occupancy. Comparable RevPAR for all hotels decreased 25.6% compared to the comparable period in 2019.
•Net loss attributable to common stockholders was $(47.5) million or $(1.70) per diluted share for the quarter.
•Adjusted EBITDAre was $46.8 million for the quarter, which is the highest result since the first quarter of 2020 and a 49% increase compared to the second quarter of 2021.
•Adjusted funds from operations (AFFO) was $0.11 per diluted share for the quarter.
•The Company ended the quarter with cash and cash equivalents of $673.0 million and restricted cash of $85.0 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $24.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs. Net working capital at the end of the quarter was $707.3 million, which equates to approximately $21.40 per diluted share.
•During the quarter, the Company announced it successfully refinanced its mortgage loan for the 390-room Hilton Boston Back Bay in Boston, Massachusetts which had a final maturity date in November 2022.
•Capex invested during the quarter was $10.2 million.

AHT Reports Third Quarter Results

October 26, 2021

CAPITAL STRUCTURE

At September 30, 2021, the Company had total loans of $3.9 billion with a blended average interest rate of 4.2%. At the end of the quarter, approximately 97% of the Company’s hotels were in cash traps under their respective loans. This means any excess cash flow generated by those hotels will be held by the lender and will not be available for corporate purposes. The Company expects many of these hotels to remain in cash traps for the foreseeable future.

The Company has been selectively exchanging its preferred stock for common stock. To date, the Company has exchanged 15.9 million shares of its preferred stock, approximately 70.2% of its preferred shares prior to initiating the exchanges and representing approximately $396.5 million of liquidation value, into 11.5 million shares of common stock.

The Company has also been opportunistically raising equity capital to delever its balance sheet and improve its liquidity. During the third quarter, the Company issued approximately 8.6 million common shares as adjusted for the reverse stock split completed in July 2021, raising approximately $148.8 million in gross proceeds.

During the quarter, the Company announced that its Board of Directors unanimously approved a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective after the close of business on July 16, 2021, at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange on July 19, 2021, on the split-adjusted basis.

During the quarter, the Company successfully refinanced its mortgage loan for the 390-room Hilton Boston Back Bay in Boston, Massachusetts which had a final maturity date in November 2022. The new, non-recourse loan totals $98.0 million and has a four-year initial term with a one-year extension option, subject to the satisfaction of certain conditions.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors previously announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the third quarter ending September 30, 2021. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company also did not pay a dividend on its preferred stock for the third quarter ending September 30, 2021.

PORTFOLIO REVPAR
As of September 30, 2021, the portfolio consisted of 100 hotels.

•Comparable RevPAR increased 166% to $97.99 for all hotels on a 32.9% increase in ADR and a 100.0% increase in occupancy.

“There have been numerous positive developments for both our Company and the hospitality industry over the past several months and we’re pleased to report strong operating results for the third quarter driven by continued strength in weekend leisure demand at our properties,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “In addition to our improving hotel performance this quarter, we continue to take decisive actions to improve our liquidity, build our cash balance and

AHT Reports Third Quarter Results

October 26, 2021

enhance our operational and financial flexibility. We have significantly de-levered our balance sheet and believe our attractive hotel portfolio is well-positioned to capitalize on the industry recovery we continue to see.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, October 27, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Wednesday, November 3, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13722819.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2021 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, October 27, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Follow CEO Rob Hays on Twitter at https://twitter.com/aht_rob or @aht_rob.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain S-3 eligibility; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our

AHT Reports Third Quarter Results

October 26, 2021

competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2021	December 31, 2020
ASSETS
Investments in hotel properties, net	$3,259,168	$3,426,982
Cash and cash equivalents	672,961	92,905
Restricted cash	84,985	74,408
Accounts receivable, net of allowance of $521 and $441, respectively	38,284	21,760
Inventories	2,958	2,447
Notes receivable, net	8,642	8,263
Investment in OpenKey	2,638	2,811
Deferred costs, net	5,735	1,851
Prepaid expenses	15,554	18,401
Derivative assets, net	71	263
Operating lease right-of-use assets	44,471	45,008
Other assets	20,245	23,303
Intangible assets, net	797	797
Due from Ashford Inc., net	1,264	—
Due from related parties, net	7,319	5,801
Due from third-party hotel managers	24,077	9,383
Total assets	$4,189,169	$3,734,383

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,918,639	$3,728,911
Accounts payable and accrued expenses	118,267	99,954
Accrued interest payable	16,964	98,685
Dividends and distributions payable	236	868
Due to Ashford Inc., net	—	13,383
Due to related parties, net	800	—
Due to third-party hotel managers	958	184
Intangible liabilities, net	2,197	2,257
Operating lease liabilities	44,948	45,309
Other liabilities	4,958	5,336
Total liabilities	4,107,967	3,994,887

Redeemable noncontrolling interests in operating partnership	23,133	22,951
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,271,231 and 1,791,461 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	13	18
Series F Cumulative Preferred Stock, 1,379,044 and 2,891,440 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	14	29
Series G Cumulative Preferred Stock, 1,721,170 and 4,422,623 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	17	44
Series H Cumulative Preferred Stock, 1,353,415 and 2,668,637 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	13	27
Series I Cumulative Preferred Stock, 1,271,923 and 3,391,349 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	13	34
Common stock, $0.01 par value, 400,000,000 shares authorized, 32,557,527 and 6,436,250 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	326	64
Additional paid-in capital	2,362,080	1,809,455
Accumulated deficit	(2,304,489)	(2,093,292)
Total shareholders' equity (deficit) of the Company	57,987	(283,621)
Noncontrolling interests in consolidated entities	82	166
Total equity (deficit)	58,069	(283,455)
Total liabilities and equity/deficit	$4,189,169	$3,734,383

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
REVENUE
Rooms	$202,119	$79,599	$459,264	$332,845
Food and beverage	29,744	5,000	57,487	54,147
Other	14,944	8,111	38,358	29,612
Total hotel revenue	246,807	92,710	555,109	416,604
Other	627	333	1,567	1,381
Total revenue	247,434	93,043	556,676	417,985
EXPENSES
Hotel operating expenses
Rooms	48,035	19,752	109,095	84,860
Food and beverage	22,750	4,904	42,860	43,268
Other expenses	92,581	53,424	224,422	203,279
Management fees	8,976	5,070	21,944	20,008
Total hotel operating expenses	172,342	83,150	398,321	351,415
Property taxes, insurance and other	17,222	20,876	51,821	62,048
Depreciation and amortization	53,069	62,909	166,291	194,275
Impairment charges	—	29,926	—	85,144
Advisory services fee:
Base advisory fee	9,476	8,654	27,217	26,128
Reimbursable expenses	1,979	1,557	5,191	4,955
Non-cash stock/unit-based compensation	2,412	2,122	6,702	6,765
Incentive fee	(6,472)	—	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	39	342	675	1,081
Other general and administrative	2,375	7,662	11,438	15,123
Total operating expenses	252,442	217,198	667,656	746,934
Gain (loss) on disposition of assets and hotel properties	103	(40,370)	395	(36,753)
OPERATING INCOME (LOSS)	(4,905)	(164,525)	(110,585)	(365,702)
Equity in earnings (loss) of unconsolidated entities	(145)	(121)	(423)	(279)
Interest income	124	12	137	664
Other income (expense), net	208	(6,179)	682	(7,806)
Interest expense, net of discount amortization	(40,797)	(64,510)	(102,033)	(199,557)
Amortization of loan costs	(2,206)	(2,484)	(9,970)	(12,604)
Write-off of premiums, loan costs and exit fees	(1,034)	(9,469)	(5,200)	(11,499)
Gain (loss) on extinguishment of debt	1,292	90,325	11,896	90,325
Unrealized gain (loss) on marketable securities	—	(758)	—	(1,756)
Unrealized gain (loss) on derivatives	6,029	6,449	3,712	11,063
INCOME (LOSS) BEFORE INCOME TAXES	(41,434)	(151,260)	(211,784)	(497,151)
Income tax benefit (expense)	(2,615)	(366)	(2,916)	1,519
NET INCOME (LOSS)	(44,049)	(151,626)	(214,700)	(495,632)
(Income) loss attributable to noncontrolling interest in consolidated entities	(10)	72	84	240
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	367	22,273	3,594	77,294
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(43,692)	(129,281)	(211,022)	(418,098)
Preferred dividends	(2,039)	(10,644)	1,488	(31,932)
Gain (loss) on extinguishment of preferred stock	(1,789)	—	959	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(47,520)	$(139,925)	$(208,575)	$(450,030)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.70)	$(118.91)	$(11.89)	$(419.19)
Weighted average common shares outstanding – basic	28,033	1,177	17,520	1,072
Diluted:
Net income (loss) attributable to common stockholders	$(1.70)	$(118.91)	$(11.89)	$(419.19)
Weighted average common shares outstanding – diluted	28,033	1,177	17,520	1,072
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income (loss)	$(44,049)	$(151,626)	$(214,700)	$(495,632)
Interest expense and amortization of discounts and loan costs, net	43,003	66,994	112,003	212,161
Depreciation and amortization	53,069	62,909	166,291	194,275
Income tax expense (benefit)	2,615	366	2,916	(1,519)
Equity in (earnings) loss of unconsolidated entities	145	121	423	279
Company's portion of EBITDA of OpenKey	(144)	(121)	(419)	(277)
EBITDA	54,639	(21,357)	66,514	(90,713)
Impairment charges on real estate	—	29,926	—	85,144
(Gain) loss on disposition of assets and hotel properties	(103)	40,370	(395)	36,753
EBITDAre	54,536	48,939	66,119	31,184
Amortization of unfavorable contract liabilities	52	57	158	165
(Gain) loss on insurance settlements	—	—	—	(148)
Write-off of premiums, loan costs and exit fees	1,034	9,469	5,200	11,499
(Gain) loss on extinguishment of debt	(1,292)	(90,325)	(11,896)	(90,325)
Other (income) expense, net	(209)	6,179	(683)	7,838
Transaction and conversion costs	332	5,795	2,254	8,330
Legal, advisory and settlement costs	2,435	226	6,932	411
Unrealized (gain) loss on marketable securities	—	758	—	1,756
Unrealized (gain) loss on derivatives	(6,029)	(6,449)	(3,712)	(11,063)
Dead deal costs	—	28	689	144
Uninsured remediation costs	(33)	—	341	—
Non-cash stock/unit-based compensation	2,490	2,593	7,539	8,340
Advisory services incentive fee	(6,472)	—	—	—
Company's portion of adjustments to EBITDAre of OpenKey	2	3	14	12
Adjusted EBITDAre	$46,846	$(22,727)	$72,955	$(31,857)
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income (loss)	$(44,049)	$(151,626)	$(214,700)	$(495,632)
(Income) loss attributable to noncontrolling interest in consolidated entities	(10)	72	84	240
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	367	22,273	3,594	77,294
Preferred dividends	(2,039)	(10,644)	1,488	(31,932)
Gain (loss) on extinguishment of preferred stock	(1,789)	—	959	—
Net income (loss) attributable to common stockholders	(47,520)	(139,925)	(208,575)	(450,030)
Depreciation and amortization on real estate	53,033	62,870	166,182	194,138
(Gain) loss on disposition of assets and hotel properties	(103)	40,370	(395)	36,753
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(367)	(22,273)	(3,594)	(77,294)
Equity in (earnings) loss of unconsolidated entities	145	121	423	279
Impairment charges on real estate	—	29,926	—	85,144
Company's portion of FFO of OpenKey	(145)	(122)	(421)	(280)
FFO available to common stockholders and OP unitholders	5,043	(29,033)	(46,380)	(211,290)
(Gain) loss on extinguishment of preferred stock	1,789	—	(959)	—
Write-off of premiums, loan costs and exit fees	1,034	9,469	5,200	11,499
(Gain) loss on extinguishment of debt	(1,292)	(90,325)	(11,896)	(90,325)
(Gain) loss on insurance settlements	—	—	—	(148)
Other (income) expense, net	(209)	6,179	(683)	7,838
Transaction and conversion costs	332	5,795	2,628	8,330
Legal, advisory and settlement costs	2,435	226	6,932	411
Unrealized (gain) loss on marketable securities	—	758	—	1,756
Unrealized (gain) loss on derivatives	(6,029)	(6,449)	(3,712)	(11,063)
Dead deal costs	—	28	689	144
Uninsured remediation costs	(33)	—	341	—
Non-cash stock/unit-based compensation	2,490	2,593	7,539	8,340
Amortization of term loan exit fee	1,896	—	4,556	—
Amortization of loan costs	2,203	2,482	9,960	12,598
Advisory services incentive fee	(6,472)	—	—	—
Company's portion of adjustments to FFO of OpenKey	2	3	14	12
Adjusted FFO available to common stockholders and OP unitholders	$3,189	$(98,274)	$(25,771)	$(261,898)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.11	$(72.00)	$(1.33)	$(207.69)
Weighted average diluted shares	29,994	1,365	19,426	1,261

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2021
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (13)	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (14)	Comparable TTM EBITDA Debt Yield
GACC Gateway - 1 hotel	November 2021	November 2021	6.26%	$78,614	$—	$78,614		$616	0.8%
Morgan Stanley Pool - 17 hotels	November 2021	November 2024	LIBOR + 3.00%	—	419,000	419,000	(2)	12,700	3.0%
JPMorgan Chase La Posada - 1 hotel	November 2021	November 2023	LIBOR + 2.55%	—	25,000	25,000	(3)	2,599	10.4%
JPMorgan Chase - 8 hotels	February 2022	February 2025	LIBOR + 3.07%	—	395,000	395,000	(4)	7,684	1.9%
BAML Princeton/Nashville - 2 hotels	March 2022	March 2026	LIBOR + 2.75%	—	240,000	240,000	(5)	8,489	3.5%
BAML Highland Pool - 19 hotels	April 2022	April 2025	LIBOR + 3.20%	—	914,281	914,281	(6)	20,936	2.3%
KEYS Pool A - 7 hotels	June 2022	June 2025	LIBOR + 3.65%	—	180,720	180,720	(7)	6,712	3.7%
KEYS Pool B - 7 hotels	June 2022	June 2025	LIBOR + 3.39%	—	174,400	174,400	(7)	1,776	1.0%
KEYS Pool C - 5 hotels	June 2022	June 2025	LIBOR + 3.73%	—	221,040	221,040	(7)	5,333	2.4%
KEYS Pool D - 5 hotels	June 2022	June 2025	LIBOR + 4.02%	—	262,640	262,640	(7)	14,401	5.5%
KEYS Pool E - 5 hotels	June 2022	June 2025	LIBOR + 2.73%	—	160,000	160,000	(7)	8,747	5.5%
KEYS Pool F - 5 hotels	June 2022	June 2025	LIBOR + 3.68%	—	215,120	215,120	(7)	2,376	1.1%
Morgan Stanley Ann Arbor - 1 hotel	July 2022	July 2023	LIBOR + 3.95%	—	33,200	33,200	(8)	(217)	(0.7)%
BAML Indigo Atlanta - 1 hotel	December 2022	December 2024	LIBOR + 2.25%	—	16,100	16,100	(9)	588	3.7%
Aareal Le Pavillon - 1 hotel	January 2023	January 2025	LIBOR + 3.40%	—	37,000	37,000	(10)	(337)	(0.9)%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR + 2.45%	—	73,450	73,450		192	0.3%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,527	—	6,527		633	9.7%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,526	—	9,526		1,230	12.9%
Oaktree Capital Term Loan	January 2024	January 2026	16.00%	223,574	—	223,574	(11)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	6,260	—	6,260		306	4.9%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	LIBOR + 2.00%	—	8,881	8,881		187	2.1%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,551	—	11,551		951	8.2%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	23,100	—	23,100		1,910	8.3%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	50,098	—	50,098		3,790	7.6%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	24,019	—	24,019		3,363	14.0%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	LIBOR + 3.80%	—	98,000	98,000	(12)	(150)	(0.2)%
Total				$433,269	$3,473,832	$3,907,101		$104,815	2.7%
Percentage				11.1%	88.9%	100.0%
Weighted average interest rate (1)				10.83%	3.36%	4.19%
All indebtedness is non-recourse with the exception of the term loan.
(1)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2020.
(3)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2020.This mortgage loan has a LIBOR floor of 1.25%.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in February 2021.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in March 2021.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in April 2021.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2021.
(8)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(12)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(13)    The final maturity date assumes all available extension options will be exercised.
(14)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2021
(dollars in thousands)
(unaudited)

	2021	2022	2023	2024	2025	Thereafter	Total
GACC Gateway - 1 hotel	$78,430	$—	$—	$—	$—	$—	$78,430
Aareal Hilton Alexandria - 1 hotel	—	—	73,450	—	—	—	73,450
Morgan Stanley Ann Arbor - 1 hotel	—	—	33,200	—	—	—	33,200
JPMorgan Chase La Posada - 1 hotel	—	—	25,000	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	9,036	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	6,191	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	5,767	—	—	5,767
Southside Bank Ashton - 1 hotel	—	—	—	8,881	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	—	10,755	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	21,522	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	419,000	—	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	15,781	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	—	36,200	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	—	395,000	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	45,298	—	45,298
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	22,030	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	907,030	—	907,030
KEYS Pool A - 7 hotels	—	—	—	—	180,720	—	180,720
KEYS Pool B - 7 hotels	—	—	—	—	174,400	—	174,400
KEYS Pool C - 5 hotels	—	—	—	—	221,040	—	221,040
KEYS Pool D - 5 hotels	—	—	—	—	262,640	—	262,640
KEYS Pool E - 5 hotels	—	—	—	—	160,000	—	160,000
KEYS Pool F - 5 hotels	—	—	—	—	215,120	—	215,120
Oaktree Capital Term Loan	—	—	—	—	—	223,574	223,574
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	—	—	96,000	96,000
Principal due in future periods	78,430	—	131,650	496,933	2,619,478	559,574	3,886,065
Scheduled amortization payments remaining	9,345	2,933	3,237	3,220	801	1,500	21,036
Total indebtedness	$87,775	$2,933	$134,887	$500,153	$2,620,279	$561,074	$3,907,101

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$201,144	$—	$201,144	$79,467	$(3,810)	$75,657	153.12%	165.86%
RevPAR	$97.99	$—	$97.99	$35.97	$24.25	$36.87	172.38%	165.74%
Occupancy	62.80%	—%	62.80%	30.98%	25.49%	31.40%	102.71%	100.03%
ADR	$156.02	$—	$156.02	$116.13	$95.13	$117.44	34.35%	32.85%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2021	2021	2021	2020	2020	2020	% Variance	% Variance
Rooms revenue (in thousands)	$456,584	$(1,089)	$455,495	$331,631	$(25,082)	$306,549	37.68%	48.59%
RevPAR	$74.57	$(34.74)	$74.78	$49.30	$40.77	$50.16	51.25%	49.07%
Occupancy	53.99%	(51.81)%	54.01%	34.85%	33.20%	35.02%	54.92%	54.23%
ADR	$138.12	$(67.05)	$138.47	$141.47	$122.79	$143.26	(2.37)%	(3.34)%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2021	2020	% Variance	2021	2020	% Variance
Total hotel revenue	$245,578	$92,519	165.44%	$551,671	$414,932	32.95%
Non-comparable adjustments	—	(4,306)		(1,160)	(28,231)
Comparable total hotel revenue	$245,578	$88,213	178.39%	$550,511	$386,701	42.36%

Hotel EBITDA	$62,034	$(9,632)	744.04%	$113,502	$12,684	794.84%
Non-comparable adjustments	10	1,067		259	2,663
Comparable hotel EBITDA	$62,044	$(8,565)	824.39%	$113,761	$15,347	641.26%
Hotel EBITDA margin	25.26%	(10.41)%	35.67%	20.57%	3.06%	17.51%
Comparable hotel EBITDA margin	25.26%	(9.71)%	34.97%	20.66%	3.97%	16.69%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$87	$27	222.22%	$144	$42	242.86%
Hotel EBITDA attributable to the Company and OP unitholders	$61,947	$(9,659)	741.34%	$113,358	$12,642	796.68%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$61,957	$(8,592)	821.10%	$113,617	$15,305	642.35%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021	2021	2021	2021	2021	2021	2021	2020	2020	2020
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$245,578	$—	$245,578	$191,472	$(345)	$191,127	$114,621	$(815)	$113,806	$89,432	$(678)	$88,754
Hotel EBITDA	$62,034	$10	$62,044	$45,649	$(22)	$45,627	$5,819	$271	$6,090	$(9,260)	$314	$(8,946)
Hotel EBITDA margin	25.26%		25.26%	23.84%		23.87%	5.08%		5.35%	(10.35)%		(10.08)%

EBITDA % of total TTM	59.5%		59.2%	43.8%		43.5%	5.6%		5.8%	(8.9)%		(8.5)%

JV interests in EBITDA	$87	$—	$87	$58	$—	$58	$(1)	$—	$(1)	$(3)	$—	$(3)

	Actual	Non-comparable Adjustments	Comparable
	2021	2021	2021
	TTM	TTM	TTM
Total hotel revenue	$641,103	$(1,838)	$639,265
Hotel EBITDA	$104,242	$573	$104,815
Hotel EBITDA margin	16.26%		16.40%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$141	$—	$141
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2021	2021	2021	2020	2020	2020	% Variance	% Variance
Atlanta, GA Area	9	1,426	$108.49	$—	$108.49	$44.23	$—	$44.23	145.3%	145.3%
Boston, MA Area	2	705	164.22	—	164.22	24.24	(12.67)	26.07	577.5%	529.9%
Dallas / Ft. Worth, TX Area	7	1,526	67.12	—	67.12	22.94	—	22.94	192.6%	192.6%
Houston, TX Area	3	692	85.81	—	85.81	40.71	—	40.71	110.8%	110.8%
Los Angeles, CA Metro Area	6	1,619	107.99	—	107.99	48.37	—	48.37	123.3%	123.3%
Miami, FL Metro Area	2	414	117.92	—	117.92	17.09	(17.94)	16.77	590.0%	603.2%
Minneapolis - St. Paul, MN-WI Area	2	520	56.73	—	56.73	13.79	(12.18)	14.57	311.4%	289.4%
Nashville, TN Area	1	673	191.67	—	191.67	13.58	—	13.58	1,311.4%	1,311.4%
New York / New Jersey Metro Area	6	1,743	74.56	—	74.56	26.19	(18.55)	26.92	184.7%	177.0%
Orlando, FL Area	2	524	88.29	—	88.29	20.80	(19.78)	21.17	324.5%	317.1%
Philadelphia, PA Area	3	648	97.39	—	97.39	48.72	—	48.72	99.9%	99.9%
San Diego, CA Area	2	410	111.57	—	111.57	41.04	—	41.04	171.9%	171.9%
San Francisco - Oakland, CA Metro Area	7	1,547	91.59	—	91.59	55.61	—	55.61	64.7%	64.7%
Tampa, FL Area	2	571	80.54	—	80.54	29.12	—	29.12	176.6%	176.6%
Washington D.C. - MD - VA Area	9	2,426	73.01	—	73.01	20.28	—	20.28	260.0%	260.0%
Other Areas	37	6,869	105.11	—	105.11	44.78	(32.65)	46.26	134.7%	127.2%
Total Portfolio	100	22,313	$97.99	$—	$97.99	$35.97	$24.25	$36.87	172.4%	165.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2021	2021	2021		2020	2020	2020		% Variance	% Variance
Atlanta, GA Area	9	1,426	$4,444	$—	$4,444	7.2%	$(318)	$—	$(318)	3.7%	1,497.5%	1,497.5%
Boston, MA Area	2	705	3,857	—	3,857	6.2%	(1,732)	84	(1,648)	19.2%	322.7%	334.0%
Dallas / Ft. Worth, TX Area	7	1,526	2,428	—	2,428	3.9%	(1,183)	—	(1,183)	13.8%	305.2%	305.2%
Houston, TX Area	3	692	1,324	—	1,324	2.1%	101	—	101	(1.2)%	1,210.9%	1,210.9%
Los Angeles, CA Metro Area	6	1,619	4,951	—	4,951	8.0%	475	—	475	(5.5)%	942.3%	942.3%
Miami, FL Metro Area	2	414	1,139	—	1,139	1.8%	(1,360)	198	(1,162)	13.6%	183.8%	198.0%
Minneapolis - St. Paul, MN-WI Area	2	520	688	(1)	687	1.1%	(1,974)	1,071	(903)	10.5%	134.9%	176.1%
Nashville, TN Area	1	673	6,763	—	6,763	10.9%	(2,016)	—	(2,016)	23.5%	435.5%	435.5%
New York / New Jersey Metro Area	6	1,743	2,536	3	2,539	4.1%	(2,080)	250	(1,830)	21.4%	221.9%	238.7%
Orlando, FL Area	2	524	1,101	—	1,101	1.8%	(590)	125	(465)	5.4%	286.6%	336.8%
Philadelphia, PA Area	3	648	1,901	—	1,901	3.1%	958	—	958	(11.2)%	98.4%	98.4%
San Diego, CA Area	2	410	1,566	—	1,566	2.5%	292	—	292	(3.4)%	436.3%	436.3%
San Francisco - Oakland, CA Metro Area	7	1,547	3,146	—	3,146	5.1%	937	—	937	(10.9)%	235.8%	235.8%
Tampa, FL Area	2	571	254	—	254	0.4%	(494)	—	(494)	5.8%	151.4%	151.4%
Washington D.C. - MD - VA Area	9	2,426	3,162	—	3,162	5.1%	(3,916)	—	(3,916)	45.7%	180.7%	180.7%
Other Areas	37	6,869	22,774	8	22,782	36.7%	3,268	(661)	2,607	(30.4)%	596.9%	773.9%
Total Portfolio	100	22,313	$62,034	$10	$62,044	100.0%	$(9,632)	$1,067	$(8,565)	100.0%	744.0%	824.4%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2021	2021	2021	2020	2020	2020	% Variance	% Variance
Atlanta, GA Area	9	1,426	$84.24	$—	$84.24	$53.63	$—	$53.63	57.1%	57.1%
Boston, MA Area	2	705	86.19	—	86.19	38.97	(25.69)	42.30	121.2%	103.8%
Dallas / Ft. Worth, TX Area	7	1,526	60.26	—	60.26	43.19	—	43.19	39.5%	39.5%
Houston, TX Area	3	692	73.61	—	73.61	46.74	—	46.74	57.5%	57.5%
Los Angeles, CA Metro Area	6	1,619	84.45	—	84.45	60.40	—	60.40	39.8%	39.8%
Miami, FL Metro Area	2	414	117.25	—	117.25	59.60	(48.86)	63.96	96.7%	83.3%
Minneapolis - St. Paul, MN-WI Area	2	520	37.52	(6.17)	37.77	27.07	(32.59)	24.15	38.6%	56.4%
Nashville, TN Area	1	673	113.24	—	113.24	57.22	—	57.22	97.9%	97.9%
New York / New Jersey Metro Area	6	1,743	45.93	—	45.93	39.90	(62.51)	36.50	15.1%	25.8%
Orlando, FL Area	2	524	79.57	—	79.57	44.77	(41.03)	46.22	77.7%	72.2%
Philadelphia, PA Area	3	648	67.53	—	67.53	42.55	—	42.55	58.7%	58.7%
San Diego, CA Area	2	410	79.68	—	79.68	49.31	—	49.31	61.6%	61.6%
San Francisco - Oakland, CA Metro Area	7	1,547	70.05	—	70.05	64.81	—	64.81	8.1%	8.1%
Tampa, FL Area	2	571	94.98	—	94.98	57.17	—	57.17	66.1%	66.1%
Washington D.C. - MD - VA Area	9	2,426	53.57	—	53.57	40.05	—	40.05	33.8%	33.8%
Other Areas	37	6,869	82.65	(35.82)	83.40	52.15	(38.91)	54.39	58.5%	53.3%
Total Portfolio	100	22,313	$74.57	$(34.74)	$74.78	$49.30	$40.77	$50.16	51.3%	49.1%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2021	2021	2021		2020	2020	2020		% Variance	% Variance
Atlanta, GA Area	9	1,426	$8,060	$—	$8,060	7.1%	$442	$—	$442	2.9%	1,723.5%	1,723.5%
Boston, MA Area	2	705	1,505	—	1,505	1.3%	(4,621)	497	(4,124)	(26.9)%	132.6%	136.5%
Dallas / Ft. Worth, TX Area	7	1,526	6,407	—	6,407	5.6%	2,058	—	2,058	13.4%	211.3%	211.3%
Houston, TX Area	3	692	3,399	—	3,399	3.0%	706	—	706	4.6%	381.4%	381.4%
Los Angeles, CA Metro Area	6	1,619	10,505	—	10,505	9.2%	4,793	—	4,793	31.2%	119.2%	119.2%
Miami, FL Metro Area	2	414	3,779	—	3,779	3.3%	763	(439)	324	2.1%	395.3%	1,066.4%
Minneapolis - St. Paul, MN-WI Area	2	520	(451)	186	(265)	(0.2)%	(5,606)	3,153	(2,453)	(16.0)%	92.0%	89.2%
Nashville, TN Area	1	673	9,465	—	9,465	8.3%	523	—	523	3.4%	1,709.8%	1,709.8%
New York / New Jersey Metro Area	6	1,743	352	—	352	0.3%	(4,841)	434	(4,407)	(28.7)%	107.3%	108.0%
Orlando, FL Area	2	524	3,005	(1)	3,004	2.6%	993	(134)	859	5.6%	202.6%	249.7%
Philadelphia, PA Area	3	648	2,762	—	2,762	2.4%	610	—	610	4.0%	352.8%	352.8%
San Diego, CA Area	2	410	2,982	—	2,982	2.6%	714	—	714	4.7%	317.6%	317.6%
San Francisco - Oakland, CA Metro Area	7	1,547	5,493	—	5,493	4.8%	4,215	—	4,215	27.5%	30.3%	30.3%
Tampa, FL Area	2	571	4,066	—	4,066	3.6%	1,765	—	1,765	11.5%	130.4%	130.4%
Washington D.C. - MD - VA Area	9	2,426	3,703	—	3,703	3.3%	(5,792)	—	(5,792)	(37.7)%	163.9%	163.9%
Other Areas	37	6,869	48,470	74	48,544	42.8%	15,962	(848)	15,114	98.4%	203.7%	221.2%
Total Portfolio	100	22,313	$113,502	$259	$113,761	100.0%	$12,684	$2,663	$15,347	100.0%	794.8%	641.3%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2021
(in thousands, except share price)
(unaudited)

September 30, 2021
Common stock shares outstanding	32,558
Partnership units outstanding	402
Combined common stock shares and partnership units outstanding	32,960
Common stock price	$14.72
Market capitalization	$485,167
Series D cumulative preferred stock	$31,781
Series F cumulative preferred stock	$34,476
Series G cumulative preferred stock	$43,029
Series H cumulative preferred stock	$33,835
Series I cumulative preferred stock	$31,798
Indebtedness	$3,907,101
Joint venture partner's share of consolidated indebtedness	$(1,918)
Net working capital (see below)	$(707,320)
Total enterprise value (TEV)	$3,857,949

Cash and cash equivalents	$672,865
Restricted cash	$84,792
Accounts receivable, net	$38,259
Prepaid expenses	$15,519
Due from third-party hotel managers, net	$23,122
Due from affiliates, net	$7,779
Total current assets	$842,336

Accounts payable, net & accrued expenses	$134,780
Dividends and distributions payable	$236
Total current liabilities	$135,016

Net working capital*	$707,320
* Includes the Company’s pro rata share of net working capital in joint ventures.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2021	2021	2021	2020	September 30, 2021
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$3,861	$(4,261)	$(52,353)	$(76,878)	$(129,631)
Non-property adjustments	(890)	(10,965)	69	6,246	(5,540)
Interest income	(6)	(6)	(6)	(7)	(25)
Interest expense	1,824	1,535	1,367	1,279	6,005
Amortization of loan costs	341	275	272	305	1,193
Depreciation and amortization	52,877	55,397	57,426	58,286	223,986
Income tax expense (benefit)	99	59	—	111	269
Non-hotel EBITDA ownership expense	3,928	3,615	(956)	1,398	7,985
Hotel EBITDA including amounts attributable to noncontrolling interest	62,034	45,649	5,819	(9,260)	104,242
Non-comparable adjustments	10	(22)	271	314	573
Comparable hotel EBITDA	$62,044	$45,627	$6,090	$(8,946)	$104,815
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$3,861	$(173)	$(47,736)	$(44,048)
Non-property adjustments	(890)	(81)	971	—
Interest income	(6)	—	6	—
Interest expense	1,824	—	38,973	40,797
Amortization of loan cost	341	—	1,865	2,206
Depreciation and amortization	52,877	144	48	53,069
Income tax expense (benefit)	99	—	2,516	2,615
Non-hotel EBITDA ownership expense	3,928	12	(3,940)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	62,034	(98)	(7,297)	54,639
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(87)	—	87	—
Equity in (earnings) loss of unconsolidated entities	—	—	145	145
Company's portion of EBITDA of OpenKey	—	—	(144)	(144)
Hotel EBITDA attributable to the Company and OP unitholders	$61,947	$(98)	$(7,209)	$54,640
Non-comparable adjustments	10
Comparable hotel EBITDA	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(4,261)	$(44)	$(60,956)	$(65,261)
Non-property adjustments	(10,965)	—	10,965	—
Interest income	(6)	—	6	—
Interest expense	1,535	—	31,331	32,866
Amortization of loan cost	275	—	2,595	2,870
Depreciation and amortization	55,397	149	49	55,595
Income tax expense (benefit)	59	—	513	572
Non-hotel EBITDA ownership expense	3,615	143	(3,758)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	45,649	248	(19,255)	26,642
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(58)	—	58	—
Equity in (earnings) loss of unconsolidated entities	—	—	141	141
Company's portion of EBITDA of OpenKey	—	—	(140)	(140)
Hotel EBITDA attributable to the Company and OP unitholders	$45,591	$248	$(19,196)	$26,643
Non-comparable adjustments	(22)
Comparable hotel EBITDA	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(52,353)	$(205)	$(52,832)	$(105,390)
Non-property adjustments	69	—	(69)	—
Interest income	(6)	—	6	—
Interest expense	1,367	—	27,003	28,370
Amortization of loan cost	272	—	4,622	4,894
Depreciation and amortization	57,426	152	49	57,627
Income tax expense (benefit)	—	—	(271)	(271)
Non-hotel EBITDA ownership expense	(956)	13	943	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,819	(40)	(20,549)	(14,770)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1	—	(1)	—
Equity in (earnings) loss of unconsolidated entities	—	—	137	137
Company's portion of EBITDA of OpenKey	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$5,820	$(40)	$(20,548)	$(14,768)
Non-comparable adjustments	271
Comparable hotel EBITDA	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(76,878)	$(419)	$(60,293)	$(137,590)
Non-property adjustments	6,246	—	(6,246)	—
Interest income	(7)	—	7	—
Interest expense	1,279	—	30,020	31,299
Amortization of loan cost	305	—	3,616	3,921
Depreciation and amortization	58,286	155	49	58,490
Income tax expense (benefit)	111	—	73	184
Non-hotel EBITDA ownership expense	1,398	6	(1,404)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,260)	(258)	(34,178)	(43,696)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	3	—	(3)	—
Equity in (earnings) loss of unconsolidated entities	—	—	169	169
Company's portion of EBITDA of OpenKey	—	—	(169)	(169)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,257)	$(258)	$(34,181)	$(43,696)
Non-comparable adjustments	314
Comparable hotel EBITDA	$(8,946)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(59,307)	$(530)	$(91,789)	$(151,626)
Non-property adjustments	(20,029)	—	20,029	—
Interest income	(6)	—	6	—
Interest expense	6,012	—	58,498	64,510
Amortization of loan cost	489	—	1,995	2,484
Depreciation and amortization	62,708	153	48	62,909
Income tax expense (benefit)	—	—	366	366
Non-hotel EBITDA ownership expense	501	4	(505)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,632)	(373)	(11,352)	(21,357)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(27)	—	27	—
Equity in (earnings) loss of unconsolidated entities	—	—	121	121
Company's portion of EBITDA of OpenKey	—	—	(121)	(121)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,659)	$(373)	$(11,325)	$(21,357)
Non-comparable adjustments	1,067
Comparable hotel EBITDA	$(8,565)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(52,753)	$(422)	$(161,524)	$(214,699)
Non-property adjustments	(11,786)	(81)	11,867	—
Interest income	(18)	—	18	—
Interest expense	4,726	—	97,307	102,033
Amortization of loan cost	888	—	9,082	9,970
Depreciation and amortization	165,700	445	146	166,291
Income tax expense (benefit)	158	—	2,758	2,916
Non-hotel EBITDA ownership expense	6,587	168	(6,755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	113,502	110	(47,101)	66,511
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(144)	—	144	—
Equity in (earnings) loss of unconsolidated entities	—	—	423	423
Company's portion of EBITDA of OpenKey	—	—	(419)	(419)
Hotel EBITDA attributable to the Company and OP unitholders	$113,358	$110	$(46,953)	$66,515
Non-comparable adjustments	259
Comparable hotel EBITDA	$113,761
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(239,470)	$(1,088)	$(255,074)	$(495,632)
Non-property adjustments	31,424	—	(31,424)	—
Interest income	(57)	—	57	—
Interest expense	18,979	—	180,577	199,556
Amortization of loan cost	1,590	—	11,015	12,605
Depreciation and amortization	193,658	471	146	194,275
Income tax expense (benefit)	—	—	(1,519)	(1,519)
Non-hotel EBITDA ownership expense	6,560	23	(6,583)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,684	(594)	(102,805)	(90,715)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(42)	—	42	—
Equity in (earnings) loss of unconsolidated entities	—	—	279	279
Company's portion of EBITDA of OpenKey	—	—	(277)	(277)
Hotel EBITDA attributable to the Company and OP unitholders	$12,642	$(594)	$(102,761)	$(90,713)
Non-comparable adjustments	2,663
Comparable hotel EBITDA	$15,347
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$596	$1,890	$(1,787)	$(7)	$1,467	$(492)	$(232)	$4,058	$(4,001)
Non-property adjustments	—	(1,033)	(2)	—	—	—	38	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	103	506	—	—	—	—	—	—	—
Amortization of loan costs	8	133	—	—	—	—	—	—	—
Depreciation and amortization	3,747	2,321	3,985	1,240	3,501	1,573	841	2,436	4,149
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—
Non-hotel EBITDA ownership expense	(10)	40	233	91	(16)	58	41	263	2,389
Hotel EBITDA including amounts attributable to noncontrolling interest	4,444	3,857	2,428	1,324	4,951	1,139	688	6,763	2,536
Non-comparable adjustments	—	—	—	—	—	—	(1)	—	3
Comparable hotel EBITDA	$4,444	$3,857	$2,428	$1,324	$4,951	$1,139	$687	$6,763	$2,539

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(372)	$652	$891	$(803)	$(1,140)	$(4,223)	$7,362	$3,859
Non-property adjustments	—	—	—	20	—	—	87	(890)
Interest income	—	—	(1)	—	—	(1)	(1)	(6)
Interest expense	—	—	—	274	—	480	461	1,824
Amortization of loan costs	—	—	—	37	—	63	100	341
Depreciation and amortization	1,432	1,242	643	3,441	1,338	6,746	14,243	52,878
Income tax expense (benefit)	—	—	—	—	—	—	93	99
Non-hotel EBITDA ownership expense	41	7	33	177	56	97	429	3,929
Hotel EBITDA including amounts attributable to noncontrolling interest	1,101	1,901	1,566	3,146	254	3,162	22,774	62,034
Non-comparable adjustments	—	—	—	—	—	—	8	10
Comparable hotel EBITDA	$1,101	$1,901	$1,566	$3,146	$254	$3,162	$22,782	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(4,274)	$5,967	$(5,809)	$(1,314)	$(3,321)	$1,376	$(32,563)	$(4,562)	$(44,771)
Non-property adjustments	—	(12,609)	—	—	—	(4,841)	28,788	—	36,077
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	103	1,818	—	—	—	—	—	—	1,604
Amortization of loan costs	7	60	—	—	—	—	—	—	105
Depreciation and amortization	3,955	2,913	4,583	1,402	3,881	2,101	1,886	2,617	4,783
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(109)	119	44	13	(84)	4	(85)	(71)	123
Hotel EBITDA including amounts attributable to noncontrolling interest	(318)	(1,732)	(1,183)	101	475	(1,360)	(1,974)	(2,016)	(2,080)
Non-comparable adjustments	—	84	—	—	—	198	1,071	—	250
Comparable hotel EBITDA	$(318)	$(1,648)	$(1,183)	$101	$475	$(1,162)	$(903)	$(2,016)	$(1,830)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$4,863	$(373)	$(458)	$(3,857)	$(1,947)	$(12,897)	$44,633	$(59,307)
Non-property adjustments	(7,632)	—	—	—	—	—	(59,812)	(20,029)
Interest income	—	—	—	—	—	(1)	(2)	(6)
Interest expense	—	—	—	698	—	941	848	6,012
Amortization of loan costs	—	—	—	15	—	60	242	489
Depreciation and amortization	2,158	1,353	723	3,636	1,482	7,985	17,250	62,708
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	21	(22)	27	445	(29)	(4)	109	501
Hotel EBITDA including amounts attributable to noncontrolling interest	(590)	958	292	937	(494)	(3,916)	3,268	(9,632)
Non-comparable adjustments	125	—	—	—	—	—	(661)	1,067
Comparable hotel EBITDA	$(465)	$958	$292	$937	$(494)	$(3,916)	$2,607	$(8,565)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(3,615)	$(5,629)	$(6,805)	$(693)	$(257)	$(1,447)	$(3,084)	$2,122	$(16,061)
Non-property adjustments	—	(1,033)	(2)	—	—	—	127	—	(327)
Interest income	(1)	—	(2)	—	(3)	—	—	—	(2)
Interest expense	305	939	—	—	—	—	—	—	—
Amortization of loan costs	23	272	—	—	—	—	—	—	—
Depreciation and amortization	11,458	7,365	12,495	3,865	10,794	4,984	2,616	7,492	13,035
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—
Non-hotel EBITDA ownership expense	(110)	(409)	721	227	(29)	242	(110)	(155)	3,707
Hotel EBITDA including amounts attributable to noncontrolling interest	8,060	1,505	6,407	3,399	10,505	3,779	(451)	9,465	352
Non-comparable adjustments	—	—	—	—	—	—	186	—	—
Comparable hotel EBITDA	$8,060	$1,505	$6,407	$3,399	$10,505	$3,779	$(265)	$9,465	$352

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,706)	$(1,079)	$761	$(6,153)	$164	$(19,657)	$10,383	$(52,756)
Non-property adjustments	—	—	—	19	(55)	—	(10,515)	(11,786)
Interest income	—	(1)	(2)	—	—	(2)	(5)	(18)
Interest expense	—	—	—	739	—	1,362	1,381	4,726
Amortization of loan costs	—	—	—	110	—	188	295	888
Depreciation and amortization	4,592	3,857	2,025	10,567	4,175	21,464	44,918	165,702
Income tax expense (benefit)	—	—	—	—	—	—	152	158
Non-hotel EBITDA ownership expense	119	(15)	198	211	(218)	348	1,861	6,588
Hotel EBITDA including amounts attributable to noncontrolling interest	3,005	2,762	2,982	5,493	4,066	3,703	48,470	113,502
Non-comparable adjustments	(1)	—	—	—	—	—	74	259
Comparable hotel EBITDA	$3,004	$2,762	$2,982	$5,493	$4,066	$3,703	$48,544	$113,761
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(12,618)	$(15,771)	$(12,091)	$(3,681)	$(7,180)	$(1,089)	$(40,692)	$(7,567)	$(64,239)
Non-property adjustments	—	(3,286)	—	—	—	(4,841)	28,788	—	36,077
Interest income	(2)	—	(4)	—	(5)	(1)	(4)	—	(3)
Interest expense	375	4,586	—	—	—	—	—	—	7,660
Amortization of loan costs	91	177	—	—	—	—	—	—	486
Depreciation and amortization	11,897	9,196	13,864	4,254	12,038	6,531	6,062	7,877	14,444
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	699	477	289	133	(60)	163	240	213	734
Hotel EBITDA including amounts attributable to noncontrolling interest	442	(4,621)	2,058	706	4,793	763	(5,606)	523	(4,841)
Non-comparable adjustments	—	497	—	—	—	(439)	3,153	—	434
Comparable hotel EBITDA	$442	$(4,124)	$2,058	$706	$4,793	$324	$(2,453)	$523	$(4,407)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,841	$(3,635)	$(1,594)	$(9,089)	$(2,835)	$(33,395)	$(25,835)	$(239,470)
Non-property adjustments	(7,632)	—	—	—	—	—	(17,682)	31,424
Interest income	(2)	(1)	(2)	(8)	—	(7)	(18)	(57)
Interest expense	—	—	—	1,638	—	2,248	2,472	18,979
Amortization of loan costs	—	—	—	46	—	178	612	1,590
Depreciation and amortization	6,644	4,189	2,252	10,828	4,555	23,928	55,099	193,658
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	142	57	58	800	45	1,256	1,314	6,560
Hotel EBITDA including amounts attributable to noncontrolling interest	993	610	714	4,215	1,765	(5,792)	15,962	12,684
Non-comparable adjustments	(134)	—	—	—	—	—	(848)	2,663
Comparable hotel EBITDA	$859	$610	$714	$4,215	$1,765	$(5,792)	$15,114	$15,347
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$660	$(5,181)	$(9,707)	$2,808	$(4,367)	$(14,187)	$(43,134)	$(9,448)	$(12,977)	$(1,965)	$320
Non-property adjustments	—	(2)	—	—	(9)	—	(66)	(352)	(1)	—	—
Interest income	(9)	(4)	—	—	—	—	—	(9)	(2)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	2	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,951	6,619	13,994	10,255	12,951	16,755	59,405	22,904	19,938	5,707	1,625
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	85	286	1,046	1,338	172	(192)	4,726	(428)	724	49	(35)
Hotel EBITDA including amounts attributable to noncontrolling interest	6,712	1,776	5,333	14,401	8,747	2,376	20,931	12,700	7,684	3,790	1,910
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$6,712	$1,776	$5,333	$14,401	$8,747	$2,376	$20,936	$12,700	$7,684	$3,790	$1,910

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$10,114	$(504)	$(4,706)	$(4,729)	$(2,787)	$(288)	$(1,522)	$(6,620)	$(9,037)	$(801)	$467
Non-property adjustments	(10,605)	—	—	(125)	—	—	—	(790)	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	1,769	—	—	408	1,183	—	—	350
Amortization of loan costs	—	—	—	247	—	—	32	341	—	—	49
Depreciation and amortization	307	1,284	13,085	2,993	2,459	402	1,547	6,021	10,192	2,017	1,582
Income tax expense (benefit)	—	—	6	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	41	171	104	37	109	73	123	(285)	(539)	14	151
Hotel EBITDA including amounts attributable to noncontrolling interest	(143)	951	8,489	192	(219)	187	588	(150)	616	1,230	2,599
Non-comparable adjustments	143	—	—	—	2	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$951	$8,489	$192	$(217)	$187	$588	$(150)	$616	$1,230	$2,599

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(5,471)	$(131)	$(28)	$661	$(98)	$50	$11	$338	$(7,371)	$(129,630)
Non-property adjustments	—	—	—	28	98	(15)	(10)	(327)	6,636	(5,540)
Interest income	—	—	—	—	—	—	—	—	—	(25)
Interest expense	1,134	—	—	1,159	—	—	—	—	—	6,005
Amortization of loan costs	392	—	—	132	—	—	—	—	—	1,193
Depreciation and amortization	3,617	375	549	1,210	—	—	—	—	239	223,983
Income tax expense (benefit)	—	47	100	—	—	—	—	—	—	269
Non-hotel EBITDA ownership expense	(9)	15	12	173	—	—	—	3	23	7,987
Hotel EBITDA including amounts attributable to noncontrolling interest	(337)	306	633	3,363	—	35	1	14	(473)	104,242
Non-comparable adjustments	—	—	—	—	—	(35)	(1)	(14)	473	573
Comparable hotel EBITDA	$(337)	$306	$633	$3,363	$—	$—	$—	$—	$—	$104,815
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$623	$(52)	$416	$2,962	$1,328	$(1,520)	$(3,024)	$359	$(478)	$(62)	$242
Non-property adjustments	—	(2)	—	—	(9)	—	(11)	—	(1)	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,448	1,523	3,331	2,350	3,158	4,025	14,301	5,096	4,707	1,375	364
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	2	24	287	71	168	70	2,396	273	151	19	5
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	1,492	4,034	5,383	4,645	2,575	13,662	5,726	4,380	1,331	611
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,071	$1,492	$4,034	$5,383	$4,645	$2,575	$13,662	$5,726	$4,380	$1,331	$611

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$6	$8	$3,350	$(719)	$27	$(16)	$(180)	$1,542	$(1,466)	$(154)	$1,237
Non-property adjustments	—	—	—	—	—	—	—	(1,033)	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	480	—	—	103	506	—	—	169
Amortization of loan costs	—	—	—	63	—	—	8	133	—	—	—
Depreciation and amortization	—	317	3,177	754	590	94	381	1,384	2,206	498	378
Income tax expense (benefit)	—	—	6	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(6)	10	309	32	6	9	9	22	19	6	6
Hotel EBITDA including amounts attributable to noncontrolling interest	—	335	6,842	610	623	87	321	2,554	759	350	1,790
Non-comparable adjustments	—	—	—	—	2	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$335	$6,842	$610	$625	$87	$321	$2,554	$759	$350	$1,790

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,207)	$145	$117	$524	$(98)	$—	$—	$(3)	$(45)	$3,862
Non-property adjustments	—	—	—	28	98	—	—	—	40	(890)
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	291	—	—	274	—	—	—	—	—	1,824
Amortization of loan costs	100	—	—	37	—	—	—	—	—	341
Depreciation and amortization	893	93	130	301	—	—	—	—	—	52,874
Income tax expense (benefit)	—	40	53	—	—	—	—	—	—	99
Non-hotel EBITDA ownership expense	—	(5)	5	42	—	—	—	—	—	3,930
Hotel EBITDA including amounts attributable to noncontrolling interest	77	273	305	1,206	—	—	—	(3)	(5)	62,034
Non-comparable adjustments	—	—	—	—	—	—	—	3	5	10
Comparable hotel EBITDA	$77	$273	$305	$1,206	$—	$—	$—	$—	$—	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$737	$(750)	$(1,285)	$1,750	$1,150	$(2,888)	$(7,456)	$1,151	$(1,361)	$(203)	$421
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(3)	(1)	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,479	1,586	3,482	2,553	3,186	4,142	14,791	5,608	4,948	1,436	398
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	84	562	1,126	(256)	(32)	2,527	(644)	456	52	(87)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,264	919	2,759	5,429	4,080	1,222	9,862	6,113	4,043	1,285	732
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,264	$919	$2,759	$5,429	$4,080	$1,222	$9,862	$6,113	$4,043	$1,285	$732

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$10,498	$(33)	$305	$(1,213)	$(847)	$(111)	$(508)	$(1,714)	$(2,104)	$(32)	$348
Non-property adjustments	(10,605)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	440	—	—	199	215	—	—	168
Amortization of loan costs	—	—	—	61	—	—	8	70	—	—	—
Depreciation and amortization	41	320	3,247	745	612	92	384	1,495	2,551	504	371
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	63	77	(236)	14	93	43	(14)	(267)	4	(32)	119
Hotel EBITDA including amounts attributable to noncontrolling interest	(3)	364	3,316	47	(142)	24	69	(201)	451	440	1,006
Non-comparable adjustments	3	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$364	$3,316	$47	$(142)	$24	$69	$(201)	$451	$440	$1,006

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,010)	$15	$81	$413	$—	$23	$—	$330	$32	$(4,261)
Non-property adjustments	—	—	—	—	—	—	—	(327)	(33)	(10,965)
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	289	—	—	224	—	—	—	—	—	1,535
Amortization of loan costs	99	—	—	37	—	—	—	—	—	275
Depreciation and amortization	895	93	135	303	—	—	—	—	—	55,397
Income tax expense (benefit)	—	7	52	—	—	—	—	—	—	59
Non-hotel EBITDA ownership expense	(120)	(2)	4	30	—	—	—	—	—	3,615
Hotel EBITDA including amounts attributable to noncontrolling interest	153	113	272	1,007	—	23	—	3	(1)	45,649
Non-comparable adjustments	—	—	—	—	—	(23)	—	(3)	1	(22)
Comparable hotel EBITDA	$153	$113	$272	$1,007	$—	$—	$—	$—	$—	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$91	$(1,957)	$(4,075)	$(507)	$(2,831)	$(5,162)	$(14,288)	$(3,333)	$(4,224)	$(597)	$(132)
Non-property adjustments	—	—	—	—	—	—	(55)	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(3)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,490	1,717	3,602	2,615	3,321	4,441	15,104	5,940	5,081	1,445	419
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	57	143	85	37	(70)	(291)	(284)	(191)	6	42	2
Hotel EBITDA including amounts attributable to noncontrolling interest	1,636	(98)	(388)	2,145	420	(1,012)	477	2,413	864	890	289
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,636	$(98)	$(388)	$2,145	$420	$(1,012)	$477	$2,413	$864	$890	$289

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(217)	$(265)	$(3,973)	$(1,213)	$(1,000)	$(95)	$(474)	$(2,845)	$(2,094)	$(192)	$(675)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	443	—	—	3	217	—	—	167
Amortization of loan costs	—	—	—	62	—	—	8	69	—	—	—
Depreciation and amortization	133	322	3,305	751	623	98	390	1,569	2,603	506	459
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	12	65	(286)	7	1	9	114	(63)	(494)	—	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(72)	122	(954)	50	(376)	12	41	(1,053)	15	314	(36)
Non-comparable adjustments	72	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$122	$(954)	$50	$(376)	$12	$41	$(1,053)	$15	$314	$(36)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,636)	$(129)	$(118)	$(57)	$—	$—	$1	$—	$(356)	$(52,353)
Non-property adjustments	—	—	—	—	—	—	—	—	124	69
Interest income	—	—	—	—	—	—	—	—	—	(6)
Interest expense	295	—	—	241	—	—	—	—	—	1,367
Amortization of loan costs	97	—	—	36	—	—	—	—	—	272
Depreciation and amortization	919	94	140	308	—	—	—	—	31	57,426
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	4	3	85	—	—	—	—	1	(956)
Hotel EBITDA including amounts attributable to noncontrolling interest	(288)	(31)	25	613	—	—	1	—	(200)	5,819
Non-comparable adjustments	—	—	—	—	—	—	(1)	—	200	271
Comparable hotel EBITDA	$(288)	$(31)	$25	$613	$—	$—	$—	$—	$—	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(791)	$(2,422)	$(4,763)	$(1,397)	$(4,014)	$(4,617)	$(18,366)	$(7,625)	$(6,914)	$(1,103)	$(211)
Non-property adjustments	—	—	—	—	—	—	—	(352)	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(2)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,534	1,793	3,579	2,737	3,286	4,147	15,209	6,260	5,202	1,451	444
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	(25)	35	112	104	330	61	87	134	111	(64)	45
Hotel EBITDA including amounts attributable to noncontrolling interest	741	(537)	(1,072)	1,444	(398)	(409)	(3,070)	(1,552)	(1,603)	284	278
Non-comparable adjustments	—	—	—	—	—	—	5	—	—	—	—
Comparable hotel EBITDA	$741	$(537)	$(1,072)	$1,444	$(398)	$(409)	$(3,065)	$(1,552)	$(1,603)	$284	$278

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(173)	$(214)	$(4,388)	$(1,584)	$(967)	$(66)	$(360)	$(3,603)	$(3,373)	$(423)	$(443)
Non-property adjustments	—	—	—	(125)	—	—	—	243	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	406	—	—	103	245	—	—	(154)
Amortization of loan costs	—	—	—	61	—	—	8	69	—	—	49
Depreciation and amortization	133	325	3,356	743	634	118	392	1,573	2,832	509	374
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(28)	19	317	(16)	9	12	14	23	(68)	40	13
Hotel EBITDA including amounts attributable to noncontrolling interest	(68)	130	(715)	(515)	(324)	64	157	(1,450)	(609)	126	(161)
Non-comparable adjustments	68	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$130	$(715)	$(515)	$(324)	$64	$157	$(1,450)	$(609)	$126	$(161)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,618)	$(162)	$(108)	$(219)	$—	$27	$10	$11	$(7,002)	$(76,878)
Non-property adjustments	—	—	—	—	—	(15)	(10)	—	6,505	6,246
Interest income	—	—	—	—	—	—	—	—	—	(7)
Interest expense	259	—	—	420	—	—	—	—	—	1,279
Amortization of loan costs	96	—	—	22	—	—	—	—	—	305
Depreciation and amortization	910	95	144	298	—	—	—	—	208	58,286
Income tax expense (benefit)	—	—	(5)	—	—	—	—	—	—	111
Non-hotel EBITDA ownership expense	74	18	—	16	—	—	—	3	22	1,398
Hotel EBITDA including amounts attributable to noncontrolling interest	(279)	(49)	31	537	—	12	—	14	(267)	(9,260)
Non-comparable adjustments	—	—	—	—	—	(12)	—	(14)	267	314
Comparable hotel EBITDA	$(279)	$(49)	$31	$537	$—	$—	$—	$—	$—	$(8,946)
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at September 30, 2021, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.